UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Amendment No. 1

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[  ] Definitive Information Statement

ECO ENERGY PUMPS, INC.
(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee required.

[  ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
     (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[  ] Fee paid previously with preliminary materials

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Copies to:
Peter Campitiello, Esq.
Tarter Krinsky & Drogin LLP
1350 Broadway
New York, New York  10018
Tel:  212-216-8085
Fax: 212-216-8001

ECO ENERGY PUMPS, INC.
112 North Curry Street
 Carson City, Nevada  89703

Dear Shareholders:

We are writing to advise you that the sole member of our Board of Directors and, John David Palmer, the shareholder holding a majority of our outstanding voting capital stock have authorized the attached Certificate of Amendment of the Articles of Incorporation of Eco Energy Pumps, Inc. (the “Company”) to amend the Company’s Articles of Incorporation to: (i) change the name of the Company to “DLT International, Ltd.” (the “Name Change”) (ii) increase the number of the Company’s authorized shares of capital stock from 75,000,000 shares to 310,000,000 of which 300,000,000 shares will be common stock par value $0.001 per share (the “Common Stock”) and 10,000,000 shares will be preferred stock par value $0.001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); (iii) effectuate a forward stock split of our issued and outstanding Common Stock by changing and reclassifying each 1 share of our issued and outstanding Common Stock into fourteen (14.29) 14 and 29/100 fully paid and non-assessable shares of Common Stock (“Forward Split”); and (iv) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (the “Blank Check Preferred Stock”).

These actions were approved by written consent on October 18, 2010 by our Board of Directors and the majority shareholder in accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes.  Our directors and majority shareholder owning 97% of our outstanding Common Stock, have approved this amendment after carefully considering it and concluding that approving the amendment was in the best interests of our Company and out shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders.   This Information Statement is first mailed to you on or about December __, 2010.

Please feel free to call us at (775) 284-3713 should you have any questions on the enclosed Information Statement.

For the Board of Directors of ECO ENERGY PUMPS, INC.

By:	/s/ Jun Liu
Name: Jun Liu Title: Chief Executive Officer

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ECO ENERGY PUMPS, INC.
112 North Curry Street
 Carson City, Nevada  89703

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Eco Energy Pumps, Inc. (the “Company”) in connection with the proposed amendments to the Articles of Incorporation of the Company to (i) change the name of the Company to “DLT International, Ltd.” (the “Name Change”) (ii) increase the number of the Company’s authorized shares of capital stock from 75,000,000 shares to 310,000,000 of which 300,000,000 shares will be common stock par value $0.001 per share (the “Common Stock”) and 10,000,000 shares will be preferred stock par value $0.001 per share (the “Preferred Stock”) (the “Authorized Stock Increase”); (iii) effectuate a forward stock split of our issued and outstanding Common Stock by changing and reclassifying each 1 share of our issued and outstanding Common Stock into fourteen (14.29) 14 and 29/100 fully paid and non-assessable shares of Common Stock (“Forward Split”); and (iv) authorize the Board of Directors to provide for the issuance of shares of preferred stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof (the “Blank Check Preferred Stock”, and together with the Authorized Stock Increase, the “Amendments”).

The Amendments are a condition precedent to the exchange with DLT International Limited, a privately held corporation organized under the laws of the British Virgin Islands (“DLT”), in accordance with a Securities Exchange Agreement (the “Exchange”) dated October 25, 2010.  Pursuant to the terms of the Exchange, the Company acquired DLT in exchange for an aggregate of 2,267,320 newly issued shares (the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share issued to DLT Shareholders in accordance with their pro rata ownership of DLT equity. As a result of the Exchange, DLT became a wholly-owned subsidiary of the Company.

These actions were approved on October 18, 2010 by our Board of Directors and, John David Palmer, the shareholder of a majority of our outstanding common stock prior to the consummation of the Exchange with DLT.  This Information Statement has been prepared by our management.

"We," "us," "our," the “Registrant” and the "Company" refers to Eco Energy Pumps, Inc., a Nevada corporation.  The amendments to the Company’s Articles of Incorporation is sometimes referred to as the “Amendments”.

The Amendments will be effective twenty (20) days after this Information Statement is first mailed to our shareholders.  No further vote of our shareholders is required.

THE AMENDMENTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS

Q.           Why did I receive this Information Statement?

A.           Applicable laws require us to provide you information regarding the Amendments even though your vote is neither required nor requested for the Amendments to become effective.

Q.           What will I receive if the Amendments is completed?

A.           Nothing.  The Amendments will only modify the Articles of Incorporation.

Q.           When do you expect the Amendments to become effective?

A.           The Amendments will become effective upon the filing of the Amendments with the Secretary of State of Nevada, a Copy of the Form of the Certificate of Amendment of the Articles of Incorporation is attached to this information statement as Exhibit A.  expect the Amendments to be effective at least 20 days after this information statement has been sent to you.

Q.           Why am I not being asked to vote?

A.           The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendments pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

Q.           What do I need to do now?

A.           Nothing.  This information statement is purely for your information and does not require or request you to do anything.

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SUMMARY OF CORPORATE ACTIONS

On October 18, 2010, our Board of Directors and John David Palmer, shareholder holding approximately 97% of the Company’s Common Stock (the “Majority Shareholder”) approved the amendments to the Company’s Certificate of Amendment of the Articles of Incorporation (the “Amendments”).  The Amendments were approved by written consent of the Majority Shareholder.  Pursuant to the Nevada Revised Statutes, the Amendments are required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Amendments. The Company’s voting securities consist of Common Stock. Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote.  In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of October 18, 2010, there were 9,552,500 issued and outstanding shares of our Common Stock.  As of October 25, 2010, following the Exchange and the retirement of the Majority Shareholder’s 9,300,000 shares of Common Stock, the Company had 2,519,320 shares of Common Stock issued and outstanding.

The date on which this Information Statement was first sent to shareholders is on or about December __, 2010 (the “Mailing Date”).  Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of October 18, 2010 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendments are not entitled to dissenter's rights under Nevada law.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION

The change of the Company’s name to “DLT International, Ltd.” will better reflect the Company’s business plan following its reverse acquisition of DLT International Limited on October 25, 2010, pursuant to the Agreement and Plan of Share Exchange.

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK FROM 75,000,000 TO 300,000,000

The Amendment authorizes the increase of the number of the Company’s authorized shares of Common Stock, par value $0.001 per share, from 75,000,000 to 300,000,000.  Our Board of Directors believes it is in the Company’s best interests and the best interests of our shareholders to increase the number of authorized shares of our Common Stock to allow for the issuance of shares of our Common Stock or other securities in connection with such potential issuances and such other purposes as our Board of Directors determines.

The increase in the authorized number of shares of our Common Stock will permit our Board of Directors to issue additional shares of our Common Stock without further approval of our shareholders, and our Board of Directors does not intend to seek shareholder approval prior to any issuance of the authorized capital stock unless shareholder approval is required by applicable law or stock market or exchange requirements.  Although from time to time we review various transactions that could result in the issuance of shares of our Common Stock, we have not reviewed any transaction to date.

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Possible Anti-Takeover Effects.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device.  The actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  As indicated above, the purpose of the increase in authorized capital is to increase the number of shares available for future issuance.  We do not have in place provisions which may have an anti-takeover effect.  The increase in the authorized number of shares of our Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of our Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our Board of Directors.

The issuance of additional shares of our Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of our Common Stock, and such issuance may not require shareholder approval.  It may also adversely affect the market price of our Common Stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our Common Stock may increase.

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECTUATE A 14.29-FOR-1 FORWARD STOCK SPLIT

Our Board of Directors has determined that the current number of shares of the Company in the public float is limited and that an expansion of such shares would be more conducive to the establishment of an orderly market. The total number of Common Stock outstanding is 2,519,320. Our Board of Directors believes that this number of outstanding shares impairs our marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of our Company.

Theoretically, increasing the number of shares of Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. Our expectation is that the increase in the number of shares of our outstanding common stock resulting from the Forward Split will encourage greater interest in our Common Stock among members of the financial community and the investing public and possibly create a more liquid market for our shareholders with respect to those shares presently held by them.

It is possible that the Forward Split will not achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Forward Split will increase proportionately with the Forward Split, or that such increase, if any, will be sustained for any period of time.

Possible Anti-Takeover Effects

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any shareholder proposal that may be used as an anti-takeover device.  The actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company.  As indicated above, the purpose of the Forward Split is to increase the number of issued and outstanding shares.

Procedure for Implementing the Forward Stock Split

In connection with the Forward Split, every 1 share of our pre-split outstanding Common Stock will be exchanged for 14.29 shares of Common Stock. The Forward Split will not affect the par value of the Common Stock. Post-split shares of our Common Stock may be obtained by surrendering certificates representing shares of pre-split Common Stock to our transfer agent. To determine the number of shares of our Common Stock issuable to any record holder, the total number of shares represented by all of the certificates issued in the name of that record holder held in each account as set forth on the records of the transfer agent on the date upon which the split becomes effective will be multiplied by 14.29.

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We will not issue any certificates representing fractional shares of our Common Stock in the transaction. Any resulting fractional shares shall be rounded up to the nearest whole number. Upon surrender to the transfer agent of the share certificate(s) representing shares of pre-split Common Stock, the holder will receive a share certificate representing the appropriate number of shares of Common Stock.

Federal Income Tax Consequences

The following discussion generally describes certain federal income tax consequences of the Forward Split to our shareholders. The following does not address any foreign, state, local tax or alternative minimum income tax, or other federal tax consequences of the proposed Forward Split. The actual consequences for each shareholder will be governed by the specific facts and circumstances pertaining to such shareholder’s acquisition and ownership of the Common Stock. Each shareholder should consult his or her accountant or tax advisor for more information in this regard.

We believe that the Forward Split will qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code or as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss should be recognized by us or our shareholders in connection with the Forward Split. A shareholder’s aggregate tax basis in his or her shares of post-Forward Split Common Stock received from us will be the same as his or her aggregate tax basis in the pre-Forward Split Common Stock exchanged therefor. The holding period of the post-Forward Split Common Stock surrendered in exchange therefor will include the period for which the shares of pre-Forward Split Common Stock were held, provided all such Common Stock was held as a capital asset on the date of the exchange.

This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the Forward Split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to our shareholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers).

No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to our shareholders as a result of the Forward Split. Accordingly, each shareholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws.

Effects of Forward Stock Split

Following the Forward Split, our capital structure will be as follows:

  (i)   136,505,225 shares of Common Stock, $0.001 par value per share, outstanding;

  (ii) 163,494,775 shares of Common Stock reserved for issuance (assuming that there are 310,000,000 shares of common stock authorized); and

  (iii)  10,000,000 shares of Preferred Stock reserved for issuance

There are currently no proposals or arrangements, written or otherwise, to issue additional shares of our Common Stock at this time. However, should we issue additional shares of stock in the future, this could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock.

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AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECTUATE THE CREATION OF BLANK CHECK PREFERRED STOCK

The Board of Directors believes that it is prudent to have a class of 10,000,000 shares Preferred Stock for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. The Company currently has no arrangements or understandings for the issuance of shares of preferred stock, although opportunities for acquisitions and equity financings could arise at any time. If the Board of Directors deems it to be in the best interests of the Company and the shareholders to designate the rights to be associated with the issuance of additional shares of Common Stock in the future, and to issue shares from the authorized shares, the Board of Directors generally will not seek further authorization by vote of the shareholders, unless such authorization is otherwise required by law or regulations.

Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of preferred stock in series and, by filing a Preferred Stock Designation, to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i)          The designation of the series, which may be by distinguishing number, letter or title;

(ii)         The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)        The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)        Dates on which dividends, if any, shall be payable

(v)         The redemption rights and price or prices, if any, for shares of the series;

(vi)        The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)       The amounts payable on and the preference, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)      Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)         Restrictions on the issuance of shares of the same series or of any other class or series;

(x)          The voting rights, if any, of the holders of shares of the series.

(xi)         The restrictions and conditions, if any, upon the issuance or reissuance of any Additional preferred stock ranking or a part with or prior to such shares as to dividends or upon distribution; and

(xii)        Any other preferences, limitations or relative rights of shares of such class or series consistent with this Article Sixth, the general corporation law of the State of Nevada, and applicable law.

The Common Stock shall be subject to the express terms of the preferred stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in the Certificate of Amendment of the Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the shareholders.

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Effects of Blank Check Preferred Stock

Possible Anti-Takeover Effects.

The issuance of Blank Check Preferred Stock may have a dilutive effect on holders of shares of our Common Stock since the blank check preferred stock may convert into shares of our Common Stock. For example, in a liquidation, the holders of the preferred stock may be entitled to receive a certain amount per share of preferred stock before the holders of the common stock receive any distribution.  In addition, the holders of preferred stock may be entitled to a certain number of votes per share of preferred stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.  Furthermore, preferred stock may be issued with certain preferences over the holders of common stock with respect to dividends or the power to approve the declaration of a dividend.  These are only examples of how shares of preferred stock, if issued, may dilute the interests of the holders of common stock.  The Company has no present intention to issue any shares of preferred stock, we cannot assure you that we will not do so in the future.  Furthermore, additional issuances of common stock could also have a dilutive effect on holders of shares of our Common Stock.

This new class of Preferred Stock could have an anti-takeover effect. The issuance of preferred stock may discourage, delay or prevent a takeover of the Company.  When, in the judgment of the Board of Directors, this action will be in the best interest of the shareholders and the Company, such shares may be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. The ability of the Company to issue such shares of preferred stock may, under certain circumstances, make it more difficult for a third party to gain control of the Company (e.g., by means of a tender offer), prevent or substantially delay such a change of control, discourage bids for the Common Stock at a premium, or otherwise adversely affect the market price of the Common Stock. Such shares also could be privately sold to purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors may authorize holders of a series of common or preferred stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares may have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also may be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the shareholders of the Company. The issuance of new shares also may be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

The creation of the preferred stock may afford the Company greater flexibility in seeking capital and potential acquisition targets.  The Company's Articles of Incorporation currently only permits the Company to issue shares of Common Stock. This, the Company believes, has limited the Company's flexibility in seeking additional working capital. The Board of Directors has recommended that the Articles of Incorporation be amended to authorize one or more series of blank check preferred stock and to allow the Board of Directors of the Company the widest possible flexibility in setting the terms of preferred stock that may be issued in the future. The Company will, therefore, be afforded the greatest flexibility possible in seeking additional financing, as the Board of Directors deems appropriate in the exercise of its reasonable business judgment. The Company currently has no commitments or plans for the issuance of any shares of preferred stock.

While the amendment may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by the creation of one or more series of preferred stock outweighs any disadvantages. To the extent that the creation of one or more series of preferred stock may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders' interests.

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ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING SHAREHOLDERS

In accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the Majority Shareholder.

AMENDMENT TO THE CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION

On October 18, 2010, our Board of Directors, believing it to be in the best interests of the Company and its shareholders approved, and recommended that the shareholders of the Company approve the Amendments.  The Amendments are reflected in the Form of Amendment to the Certificate of Amendment of the Articles of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference.

Authorization of Name Change

On October 18, 2010, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to effect the Name Change.  Our Board of Directors further directed that the Certificate of Amendment of the Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of October 18, 2010, the Board of Directors and the Majority Shareholder approved and adopted resolutions to amend the Company’s Articles of Incorporation to reflect the Name Change.

Authorization of Increase in Number of Common Stock

On October 18, 2010, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to effect the Authorized Share Increase.  Our Board of Directors further directed that the Certificate of Amendment of the Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of October 18, 2010, the Board of Directors and the Majority Shareholder approved and adopted resolutions to amend the Company’s Articles of Incorporation to reflect the Authorized Share Increase.

Authorization of Forward Stock Split

On October 18, 2010, our Board of Directors unanimously adopted a resolution declaring it advisable to amend our Certificate of Incorporation to effect a Forward Split. Our Board of Directors further directed that the Certificate of Amendment of the Certificate of Incorporation be submitted for consideration by our shareholders. By written consent dated as of October 18, 2010, of all the Board of Directors and the Majority Shareholder approved and adopted resolutions to amend the Company’s Certificate of Incorporation to approve the Forward Split.

Authorization of Class of Blank Check Preferred Stock

On October 18, 2010, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to create a series of Blank Check Preferred Stock. Our Board of Directors further directed that the Certificate of Amendment of the Articles of Incorporation be submitted for consideration by our shareholders. By written consent dated as of October 18, 2010, the Board of Directors and the Majority Shareholder approved and adopted resolutions to amend the Company’s Articles of Incorporation to approve the creation of Blank Check Preferred Stock.

Effective Time of the Amendments

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, an amendment to our Articles of Incorporation effectuating the creation of the Amendments with the Secretary of State of Nevada. The Amendments to our Articles of Incorporation will become effective at the close of business on the date the Certificate of Amendment of the Articles of Incorporation is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Certificate of Amendment of the Articles of Incorporation is attached to this Information Statement as Appendix A. The text of the Certificate of Amendment of the Articles of Incorporation is subject to modification to include such changes as may be required by the Nevada Secretary of State to effectuate the Amendments.

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No Appraisal Rights for the Amendments

Under Nevada law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendments and the Company will not independently provide shareholders with any such right.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares.  The Company's Articles of Incorporation authorizes the issuance of 75,000,000 shares of Common Stock, $0.001 par value per share, of which 9,552,500 shares were outstanding on October 18, 2010 and 2,519,320 shares of Common Stock issued and outstanding following the Exchange and the retirement of the Majority Shareholder’s 9,300,000 shares of Common Stock.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Other.  Holders of Common Stock have no cumulative voting rights.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws.  The Company’s transfer agent for its Common Stock is West Coast Stock Transfer located at 2010 Hancock Street, Ste A, San Diego, California 92110, (619) 664-4780.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following  table sets forth certain information, as of October 18, 2010 with respect to any person  (including  any "group", as that term is used in Section 13(d)(3) of the Securities Exchange  Act of 1934, as amended (the  "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities,  and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group.  Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

The table also shows the number of shares beneficially owned as of October 18, 2010 by each of the individual directors and executive officers and by all directors and executive officers as a group.

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Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock
John David Palmer	9,300,000	97%

KME Investments Group Limited (2)	0	0%

Xiu Liang Zhang, Chairman, President (3)(4)	0	0%

Jun Liu, Director, Chief Executive Officer (4)	0	0%

Zheng Yin Li, Director, Chief Financial Officer (4)	0	0%

All Directors and Executive Officers as a Group (3 persons)	0	0%

(1)	The persons named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Pursuant to the Company’s Securities Exchange Agreement with DLT International Limited, KME Investments Group Limited was issued 2,267,320 shares of the Company’s Common Stock.  Xiu Liang Zhang, the Company’s President and Chairman, holds voting and dispositive power with respect to the shares held by KME Investments Group Limited.

(3)	Does not include 2,267,320 shares acquired by KME Investments Group Limited on October 25, 2010, over which Mr. Zhang holds voting and dispositive power.

(4)	Appointed on October 25, 2010.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

ECO ENERGY PUMPS, INC.

By:	/s/ Jun Liu
Name: Jun Liu Title: Chief Executive Officer

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APPENDIX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION OF
ECO ENERGY PUMPS, INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA
REVISED STATUTES

            Eco Energy Pumps, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Corporation"), hereby certifies as follows:

            1.        The name of the Corporation is Eco Energy Pumps, Inc.

            2.        The articles have been amended as follows:

ARTICLE I

            The name of the corporation (hereinafter referred to as the “Corporation") is:

“DLT International, Ltd.”

ARTICLE II

            The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized and incorporated under the Nevada Revised Statutes (the "N.R.S.").

ARTICLE III

(a)        Authorized Capital Stock.

                         (i)         The total number of shares of stock that the Corporation shall have authority to issue is 310,000,000, consisting of (i) 300,000,000 shares of Common Stock, par value $0.001 per share ("Common Stock") and (ii) 10,000,000 shares of Preferred Stock, par value $0.001 per share ("Preferred Stock").

(b)           Effective upon the filing of these Articles of Incorporation (the "Effective Time"), a fourteen and 29/100 (14.29) for one (1) stock split of the Common Stock will be effectuated. As of the Effective Time, every one (1) share of Common Stock issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") will be automatically and without any action on the part of the holder thereof reclassified as and converted into fourteen and 29/100 shares of Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered.  If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that the taxes are not payable. From and after the Effective Time the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.”

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(c)           Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the N.R.S. (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a "Preferred Stock Designation"), to establish from time to time one or more classes of Preferred Stock or one or more series of Preferred Stock, by fixing and determining  the number of shares to be included in each such class or series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series, is hereby expressly vested in it and shall include, without limiting the generality of the foregoing, determination of the following:

(i)           the designation of such class or series, which may be by distinguishing number, letter or title;

(ii)          the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)         the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends payable and any other class or classes of capital stock of the Corporation, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv)         dates on which dividends, if any, shall be payable;

(v)          whether the shares of such class or series shall be subject to redemption by the Corporation, and if made subject to redemption, the redemption rights and price or prices, if any, for shares of the class or series;

(vi)         The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii)        the amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii)       whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)          Restrictions on the issuance of shares of the same class or series or of any other class or series;

(x)           whether the holders of the shares of such class or series shall be entitle to vote, as a class, series or otherwise, any and all matters of the corporation to which holders of Capital Stock are entitled to vote;

(xi)          the restrictions and conditions, if any, upon the issuance or reissuance of  any Additional Preferred Stock ranking or a party with or prior to such shares as to dividends or upon distribution; and

(xii)         any other preferences, limitations or relative rights of shares of such class or series consistent with this Article IIII, the N.R.S. and applicable law.

(c)           Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

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ARTICLE IV

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a)           The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b)           Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c)           Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation's stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d)           Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e)           Provisions that permit the Corporation to redeem or exchange such rights.

(f)           The appointment of a rights agent with respect to such rights.

ARTICLE V

(a)           Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Certificate of Amendment of the Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b)           Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VII

(a)           Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

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(b)           The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person's claim to indemnification pursuant to the rights granted by these Certificate of Amendment of the Articles of Incorporation or otherwise by the Corporation.

(c)           The right to indemnification conferred in this Article VII shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VII or otherwise.

(d)           Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VII.

(e)           Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Certificate of Amendment of the Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

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ARTICLE VIII

(a)           The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b)           Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Certificate of Amendment of the Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent  provision,  including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Except as may be expressly provided in these Certificate of Amendment of the Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Certificate of Amendment of the Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Certificate of Amendment of the Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX; provided, however, that any amendment or repeal of Article VII or Article VIII of these Certificate of Amendment of the Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

IN WITNESS WHEREOF, Eco Energy Pumps, Inc. has caused these Certificate of Amendment of the Articles of Incorporation to be signed by the undersigned officer, thereunto duly authorized, this 15th day of October, 2010.

ECO ENERGY PUMPS, INC.

By: _________________________
       Name:
       Title:

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EXHIBIT 1

SECURITIES EXCHANGE AGREEMENT

THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (hereinafter referred to as the “Agreement”), is entered into as of this 15th day of September, 2010, by and among, ECO ENERGY PUMPS, INC., a publicly-owned Nevada corporation (“EEP”), DLT INTERNATIONAL LIMITED, a corporation organized under the laws of the British Virgin Islands (“DLT”) and the Shareholders of DLT on the signature page hereof (the “DLT Holders”). (EEP, DLT, and the DLT Holders are sometimes hereinafter collectively referred to as the “Parties” and individually as a “Party.”)

W I T N E S S E T H

WHEREAS, EEP is a publicly-owned Nevada corporation with 9,552,500 shares of common stock, par value $0.001 per share (the “EEP Common Stock”), issued and outstanding is quoted on the Over the Counter Bulletin Board under the symbol “EEPU”.

WHEREAS, DLT is a corporation organized under the laws of the British Virgin Islands, the shares of which (the “DLT Shares”), are owned as of the date hereof by all the DLT Holders on the signature page hereto.

WHEREAS, DLT’s wholly-owned subsidiary Dalei Vehicle Inspecting Technology (ShenZhen) Co., Ltd, a corporation formed under the laws of the Peoples Republic of China (“Dalei”) is a motor vehicle inspection provider which engages in the manufacturing and sale of auto inspection equipment in the PRC.

WHEREAS, the Parties desire that EEP acquire all of the DLT Shares from the DLT Holders solely in exchange for an aggregate of 2,267,320 newly issued shares of EEP Common Stock (the “Exchange Shares”) pursuant to the terms and conditions set forth in this Agreement.

WHEREAS, immediately upon consummation of the Closing (as hereinafter defined), the Exchange Shares will be issued to the DLT Holders on a pro rata basis, in proportion to the ratio that the number DLT Shares held by such DLT Holder bears to the pro rata portion of DLT Shares held by all the DLT Holders as of the date of the Closing as set forth on Schedule I.

WHEREAS, following the Closing, DLT will become a wholly-owned subsidiary of EEP, and the Exchange Shares will represent approximately ninety percent (90%) of the total outstanding shares of Common Stock of EEP on a fully-diluted basis following a forward-split of the EEP Common Stock on a 14.29 for 1 basis (the “Split”).

WHEREAS, the Parties intend that the transaction contemplated herein (the “Transaction”) qualify as a reorganization and tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

NOW THEREFORE, on the stated premises and for and in consideration of the foregoing recitals which are hereby incorporated by reference, the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Parties hereto agree as follows:

ARTICLE I
PLAN OF EXCHANGE

1.1    The Exchange.  At the Closing (as hereinafter defined), all of the DLT Shares issued and outstanding immediately prior to the Closing Date shall be exchanged for Two Million Two Hundred and Sixty-seven Thousand Three Hundred and Twenty (2,267,320) shares of EEP Common Stock.  From and after the Closing Date, the DLT Holders shall no longer own any DLT Shares and the former DLT  Shares  shall represent the pro rata portion of the Exchange Shares issuable in exchange therefor pursuant to this Agreement.  Any fractional shares that would result from such exchange will be rounded up to the next highest whole number.

1.2     No Dilution.  Except as set forth herein, EEP shall neither effect, nor fix any record date with respect to, any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the EEP Common Stock between the date of this Agreement and the Effective Time.

1.3     Closing. The closing (“Closing”) of the transactions contemplated by this Agreement shall occur immediately following the execution of this Agreement providing the closing conditions set forth in this Agreement have been satisfied or waived (the “Closing Date”).

1.4     Closing Events.  At the Closing, each of the respective parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all stock certificates, officers’ certificates, opinions, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.  If agreed to by the parties, the Closing may take place through the exchange of documents (other than the exchange of stock certificates) by fax, email and/or express courier.  At the Closing, the Exchange Shares shall be issued in the names and denominations provided by DLT.

1.5     Standstill.

(a)     Until the earlier of the Closing or November 12, 2010 (the “No Shop Period”), neither DLT nor the DLT Holders will (i) solicit or encourage any offer or enter into any agreement or other understanding, whether written or oral, for the sale, transfer or other disposition of any capital stock or assets of DLT to or with any other entity or person, except as contemplated by the Transaction, other than sales of goods and services by DLT in the ordinary course of its business; (ii) entertain or pursue any unsolicited communication, offer or proposal for any such sale, transfer or other disposition; or (iii) furnish to any person or entity (other than EEP, and its authorized agents and representatives) any nonpublic information concerning DLT or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of any capital stock or assets of DLT.  If either DLT or any of the DLT Holders shall receive any unsolicited communication or offer, DLT or the DLT Holders, as applicable, shall immediately notify EEP of the receipt of such communication or offer.

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(b)     During the No-Shop Period, EEP will not (i) solicit or encourage any offer or enter into any agreement or other understanding, whether written or oral, for the sale, transfer or other disposition of any capital stock or assets of EEP to or with any other entity or person, except as contemplated herein, other than sales of goods and services by EEP in the ordinary course of its business; (ii) entertain or pursue any unsolicited communication, offer or proposal for any such sale, transfer or other disposition; or (iii) furnish to any person or entity (other than DLT, and its authorized agents and representatives) any nonpublic information concerning EEP or its business, financial affairs or prospects for the purpose or with the intent of permitting such person or entity to evaluate a possible acquisition of any capital stock or assets of EEP.  If either EEP or any of EEP’s stockholders shall receive any unsolicited communication or offer, EEP or such EEP stockholder, as applicable, shall immediately notify DLT of the receipt of such communication or offer.

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF DLT

As an inducement to, and to obtain the reliance of EEP, DLT represents and warrants as follows:

2.1     Organization.  DLT is a corporation duly organized, validly existing, and in good standing under the laws of the British Virgin Islands.  DLT has the power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in jurisdictions in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of DLT’s organizational documents.  DLT has taken all action required by laws, its Articles of Association, certificate of business registration, or otherwise to authorize the execution and delivery of this Agreement. DLT has full power, authority, and legal right and has taken or will take all action required by law, its Articles of Association, and otherwise to consummate the transactions herein contemplated.

2.2     Capitalization.  All issued and outstanding shares of DLT are legally issued, fully paid, and non-assessable and were not issued in violation of the pre-emptive or other rights of any person.  DLT has no outstanding options, warrants, or other convertible securities.

2.3     Financial Statements.  Except as set forth herein or in the DLT Schedules:

(a)     DLT has filed all local income tax returns required to be filed by it from its inception to the date hereof.  All such returns are complete and accurate in all material respects.

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(b)     DLT has no liabilities with respect to the payment of federal, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which DLT may be liable in its own right or as a transferee of the assets of, or as a successor to, any other corporation or entity.

(c)     No deficiency for any taxes has been proposed, asserted or assessed against DLT.  There has been no tax audit, nor has there been any notice to DLT by any taxing authority regarding any such tax audit, or, to the knowledge of DLT, is any such tax audit threatened with regard to any taxes or DLT tax returns.  DLT does not expect the assessment of any additional taxes of DLT for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of DLT.

(d)     DLT shall have provided to EEP the audited, consolidated balance sheet of DLT as of June 30, 2010, and the audited, consolidated statements of income, stockholders’ equity and cash flows of DLT for the period ended June 30, 2010 (collectively “DLT Financial Statements”).  The DLT Financial Statements have been prepared from the books and records of DLT in accordance with U.S. Generally Accepted Accounting Principals.  Except as set forth in the DLT Schedules (as that term is defined herein), DLT does not have any liabilities

(e)     The books and records, financial and otherwise, of DLT are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

2.4     Information.  The information concerning DLT set forth in this Agreement and the DLT Schedules (as that term is defined herein) are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

2.5     Common Stock Equivalents.  There are no existing options, warrants, calls, commitments of any character or other common stock equivalents relating to the authorized and unissued DLT Shares.

2.6     Absence of Certain Changes or Events.  Except as set forth in this Agreement or the DLT Schedules:

(a)     except in the normal course of business, there has not been (i) any material adverse change in the business, operations, properties, assets, or condition of DLT; or (ii) any damage, destruction, or loss to DLT (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of DLT;

(b)     DLT has not (i) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) not otherwise in the ordinary course of business, ; (ii) paid any material obligation or liability not otherwise in the ordinary course of business (absolute or contingent) other than current liabilities reflected in or shown on the most recent DLT consolidated balance sheet, and current liabilities incurred since that date in the ordinary course of business; (iii) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights not otherwise in the ordinary course of business; (iv) made or permitted any amendment or termination of any contract, agreement, or license to which they are a party not otherwise in the ordinary course of business if such amendment or termination is material, considering the business of DLT; or (v) issued, delivered, or agreed to issue or deliver any stock, bonds or other corporate securities including debentures (whether authorized and unissued or held as treasury stock).

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2.7     Litigation and Proceedings.  There are no actions, suits, proceedings, or investigations pending or, to the knowledge of DLT, threatened by or against DLT, or affecting DLT, or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

2.8     No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which DLT is a party or to which any of its properties or operations are subject.

2.9     Contracts.  DLT has provided, or will provide EEP, copies of all material contracts, agreements, franchises, license agreements, or other commitments to which DLT is a party or by which it or any of its assets, products, technology, or properties are bound.

2.10   Compliance With Laws and Regulations.  DLT has complied with all applicable statutes and regulations of any national, county, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of DLT.

2.11   Approval of Agreement.  The board of directors of DLT (the “DLT Board”) and the DLT Holders have authorized the execution and delivery of this Agreement by DLT and have approved the transactions contemplated hereby.

2.12   Title and Related Matters.  DLT has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the DLT balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except: statutory liens or claims not yet delinquent; and as described in the DLT Schedules.

2.13   Governmental Authorizations.  DLT has all licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by DLT of this Agreement and the consummation by DLT of the transactions contemplated hereby.

2.14   Continuity of Business Enterprises.  DLT has no commitment or present intention to liquidate DLT or sell or otherwise dispose of a material portion of its business or assets following the consummation of the transactions contemplated hereby.

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2.15   Ownership of DLT Membership Interests.  The DLT Holders are the legal and beneficial owners of 100% of the DLT Shares as set forth on Schedule I, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and the DLT Holders have full right, power, and authority to transfer, assign, convey, and deliver their respective DLT  Shares; and delivery of such common stock at the Closing will convey to EEP good and marketable title to such shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances except for any such claims, charges, equities, liens, security interests, and encumbrances arising out of such shares being held by EEP.

2.16   Brokers. DLT has not entered into any contract with any person, firm or other entity that would obligate DLT or EEP to pay any commission, brokerage or finders’ fee in connection with the transactions contemplated herein.

2.17   Subsidiaries.

Schedule 2.17 sets forth: (i) the name of each DLT Subsidiary; (ii) the number and type of outstanding equity securities of each Subsidiary and a list of the holders thereof; (iii) the jurisdiction of organization of each Subsidiary; (iv) the names of the officers and directors of each DLT Subsidiary; and (v) the jurisdictions in which each DLT Subsidiary is qualified or holds licenses to do business as a foreign corporation or other entity. For purposes of this Agreement, a “Subsidiary” shall mean any corporation, partnership, joint venture or other entity in which a Party has, directly or indirectly, an equity interest representing 50% or more of the equity securities thereof or other equity interests therein (collectively, the “Subsidiaries”).

(a)     Each Subsidiary is an entity duly organized, validly existing and in corporate and tax good standing under the laws of the jurisdiction of its incorporation. Each Subsidiary is duly qualified to conduct business and is in corporate and tax good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires qualification to do business, except where the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect. Each Subsidiary has all requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. DLT has delivered or made available to EEP complete and accurate copies of the charter, bylaws or other organizational documents of each Subsidiary. No Subsidiary is in default under or in violation of any provision of its charter, bylaws or other organizational documents. All of the issued and outstanding equity securities of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All equity securities of each Subsidiary that are held of record or owned beneficially by either DLT or any Subsidiary are held or owned free and clear of any restrictions on transfer (other than restrictions under the Securities Act and state securities laws), claims, security interests, options, warrants, rights, contracts, calls, commitments, equities and demands. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which DLT or any Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any equity securities of any Subsidiary. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary. To the knowledge of DLT, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of any equity securities of any Subsidiary.

Except as set forth in Schedule 2.17, DLT does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture, trust or other business association which is not a Subsidiary.

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ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES OF EEP

As an inducement to, and to obtain the reliance of DLT, EEP represents and warrants as follows:

3.1     Organization.  EEP is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there is no jurisdiction in which it is not qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the EEP Schedules (as hereinafter defined) are complete and correct copies of the Articles of Incorporation and bylaws of EEP, and all amendments thereto, as in effect on the date hereof. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of EEP’s Articles of Incorporation or bylaws. EEP has taken all action required by law, its Articles of Incorporation, its bylaws, or otherwise to authorize the execution and delivery of this Agreement, and EEP has full power, authority, and legal right and has taken all action required by law, its Articles of Incorporation, bylaws, or otherwise to consummate the transactions herein contemplated.

3.2     Capitalization.  EEP’s authorized capitalization consists of 75,000,000 shares of Common Stock, of which no more than 9,552,500 shares will be issued and outstanding at Closing and immediately prior to the issuance of the Exchange Shares.  All presently issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any person.  The Exchange Shares will be legally issued, fully paid and non-assessable and shall not be issued in violation of the pre-emptive or other rights of any other person.

3.3     Financial Statements.  Except as described herein or in the EEP Schedules:

(a)     EEP has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties), except for taxes accrued but not yet due and payable, for which EEP may be liable in its own right, or as a transferee of the assets of, or as a successor to, any other corporation or entity.

(b)     EEP has filed all federal, state, or local income tax returns required to be filed by it from inception.

(c)     The books and records, financial and otherwise, of EEP are in all material respects complete and correct and have been maintained in accordance with good business and accounting practices.

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(d)     No deficiency for any taxes has been proposed, asserted or assessed against EEP.  There has been no tax audit, nor has there been any notice to EEP by any taxing authority regarding any such tax audit, or, to the knowledge of EEP, is any such tax audit threatened with regard to any taxes or EEP tax returns.  EEP does not expect the assessment of any additional taxes of EEP for any period prior to the date hereof and has no knowledge of any unresolved questions concerning the liability for taxes of EEP.

(e)     EEP has good and marketable title to its assets and, except as set forth in the EEP Schedules, has no material contingent liabilities, direct or indirect, matured or unmatured.

3.4     Information.  The information concerning EEP set forth in this Agreement and the EEP Schedules are and will be complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading as of the date hereof and as of the Closing Date.

3.5     Common Stock Equivalents.  Except as set forth in the EEP Financial Statements, there are no existing options, warrants, calls, and commitments of any character or other common stock equivalents relating to authorized and unissued stock of EEP.

3.6     Absence of Certain Changes or Events.  Except as described herein or in the EEP Schedules:

(a)     There has not been (i) any material adverse change, financial or otherwise, in the business, operations, properties, assets, or condition of EEP (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or condition of EEP;

(b)     EEP has not (i) amended its Articles of Incorporation or By-Laws; (ii) declared or made, or agreed to declare or make any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of EEP; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions; (vi) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (vii) increased the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees; or (viii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement, made to, for, or with its officers, directors, or employees;

(c)     EEP has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business; (iii) paid or agreed to pay any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent EEP balance sheet and current liabilities incurred since that date in the ordinary course of business and professional and other fees and expenses incurred in connection with the preparation of this Agreement and the consummation of the transactions contemplated hereby; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, property, or rights (except assets, property, or rights not used or useful in its business which, in the aggregate have a value of less than $50,000), or canceled, or agreed to cancel, any debts or claims (except debts or claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of EEP; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock), except in connection with this Agreement;

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(d)     EEP has no assets, liabilities or accounts payable of any kind or nature, actual or contingent, in excess of $5,000 in the aggregate as of the Closing Date; and

(e)     To the best knowledge of EEP, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of EEP.

3.7     Title and Related Matters.  EEP has good and marketable title to all of its properties, interest in properties, and assets, real and personal, which are reflected in the EEP balance sheet or acquired after that date (except properties, interest in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all liens, pledges, charges, or encumbrances except:

(a)   statutory liens or claims not yet delinquent;

(b)   such imperfections of title and easements as do not and will not materially detract from or interfere with the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties; and

(c)   as described in the EEP Schedules.

3.8     Litigation and Proceedings.  There are no actions, suits, or proceedings pending or, to the knowledge of EEP, threatened by or against or affecting EEP, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind.

3.9     Contracts.  EEP is not a party to any material contract, agreement, or other commitment, except as specifically disclosed in its schedules to this Agreement.

3.10   No Conflict With Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute a default under, any indenture, mortgage, deed of trust, or other material agreement or instrument to which EEP is a party or to which it or any of its assets or operations are subject.

3.11   Governmental Authorizations.  EEP is not required to have any licenses, franchises, permits, and other government authorizations, that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by EEP of this Agreement and the consummation by EEP of the transactions contemplated hereby.

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3.12   Compliance With Laws and Regulations.  To the best of its knowledge, EEP has complied with all applicable statutes and regulations of any federal, state, or other applicable governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or conditions of EEP or except to the extent that noncompliance would not result in the incurrence of any material liability.

3.13   Insurance.  EEP owns no insurable properties and carries no casualty or liability insurance.

3.14   Approval of Agreement.  The board of directors of EEP (the “EEP Board”) has authorized the execution and delivery of this Agreement by EEP and has approved this Agreement and the transactions contemplated hereby.

3.15   Material Transactions of Affiliations.  Except as disclosed herein and in the EEP Schedules, there exists no material contract, agreement, or arrangement between EEP and any person who was at the time of such contract, agreement, or arrangement an officer, director, or person owning of record or known by EEP to own beneficially, 10% or more of the issued and outstanding common stock of EEP and which is to be performed in whole or in part after the date hereof or was entered into not more than three years prior to the date hereof. Neither any officer, director, nor 10% stockholder of EEP has, or has had during the last preceding full fiscal year, any known interest in any material transaction with EEP which was material to the business of EEP. EEP has no commitment, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with any such affiliated person.

3.16   Employment Matters.  EEP has no employees other than its executive officers.

3.17   EEP Schedules.  Prior to the Closing, EEP shall have delivered to DLT the following schedules, which are collectively referred to as the “EEP Schedules,” which are dated the date of this Agreement, all certified by an officer to be complete, true, and accurate:

(a)   a schedule containing complete and accurate copies of the Articles of Incorporation and by-laws, as amended, of EEP as in effect as of the date of this Agreement;

(b)   a schedule containing a copy of the federal income tax returns of EEP identified in Section 3.3(b); and

(c)   a schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the EEP Schedules.

3.18   Brokers.  EEP has not entered into any contract with any person, firm or other entity that would obligate DLT or EEP to pay any commission, brokerage or finders’ fee in connection with the transactions contemplated herein.

3.19   Subsidiaries.  EEP does not have any subsidiaries and does not own, beneficially or of record, any shares or other equity interests of any other corporation or other entity.

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ARTICLE IV
SPECIAL COVENANTS

4.1     Amendment.  As soon as practicable following the Closing, EEP shall file an amendment to its Articles of Incorporation to (i) increase its authorized capitalization to 310,000,000 million shares, of which 300,000,000 shall be Common Stock, par value $0.001 per share, and 10,000,000 shares shall be blank check preferred stock, par value $0.001 per share; (ii) effectuate a forward-slit of its Common Stock on a 14.29-for-1 basis (the “Split”); and (iii) change the name of the Corporation to DLT International Limited (the “Name Change”, collectively, the “Charter Amendment”).

4.2     Retirement Condition.  As soon as practicable following the Closing, EEP shall have retired and canceled on the books and records of 9,300,000 shares of EEP Common Stock held by John David Palmer.

4.3     Actions of EEP Shareholders.  Prior to the Closing, EEP shall cause the following actions to be taken by the written consent of the holders of a majority of the outstanding shares of common stock of EEP:

(a)     the approval of this Agreement and the transactions contemplated hereby and thereby; and

(b)     such other actions as the directors may determine are necessary or appropriate.

4.4     Actions of DLT.  Prior to the Closing, DLT shall cause the following actions to be taken by the written consent of the holders of a majority of the outstanding shares of common stock of DLT:

(a)     the approval of this Agreement and the transactions contemplated hereby and thereby; and

(b)     such other actions as the directors may determine are necessary or appropriate.

4.5     Access to Properties and Records.  EEP and DLT will each afford to the officers and authorized representatives of the other reasonable access to the properties, books, and records of EEP or DLT in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to the business and properties of EEP or DLT as the other shall from time to time reasonably request.

4.6     Delivery of Books and Records.  At the Closing, EEP shall deliver to DLT, the originals of the corporate minute books, books of account, contracts, records, and all other books or documents of EEP now in the possession or control of EEP or its representatives and agents.

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4.7     Actions Prior to Closing by both Parties.

(a)   From and after the date of this Agreement until the Closing Date and except as set forth in the EEP or DLT Schedules or as permitted or contemplated by this Agreement, EEP and DLT will each: (i) carry on its business in substantially the same manner as it has heretofore; (ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it; (iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business; (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

(b)     Except as set forth herein, from and after the date of this Agreement until the Closing Date, neither EEP nor DLT will: (i) make any change in their organizational documents, charter documents or bylaws; (ii) take any action described in Section 2.6 in the case of DLT, or in Section 3.6, in the case of EEP (all except as permitted therein or as disclosed in the applicable party’s schedules); (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in such party’s schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business involving the sale of goods or services, or (iv) make or change any material tax election, settle or compromise any material tax liability or file any amended tax return.

4.8     Indemnification.

(a)     DLT hereby agrees to indemnify EEP and each of the officers, agents and directors of EEP as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made in Article II. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the transactions contemplated hereby but shall survive the termination of this Agreement pursuant to Section 7.1(b) of this Agreement.

(b)   EEP hereby agrees to indemnify DLT and each of the officers, agents and directors of DLT as of the date of execution of this Agreement against any loss, liability, claim, damage, or expense (including, but not limited to, any and all expense whatsoever reasonably incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever), to which it or they may become subject arising out of or based on any inaccuracy appearing in or misrepresentation made under Article III. The indemnification provided for in this paragraph shall not survive the Closing and consummation of the transactions contemplated hereby but shall survive the termination of this Agreement pursuant to Section 7.1(c) of this Agreement.

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ARTICLE V
CONDITIONS PRECEDENT TO OBLIGATIONS OF EEP

The obligations of EEP under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

5.1     Accuracy of Representations; Performance.  The representations and warranties made by DLT in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and DLT shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by DLT prior to or at the Closing. EEP may request to be furnished with a certificate, signed by a duly authorized officer of DLT and dated the Closing Date, to the foregoing effect.

5.2     Officer’s Certificates.  EEP shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of DLT to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of DLT threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement, or, to the extent not disclosed in the DLT Schedules, by or against DLT which might result in any material adverse change in any of the assets, properties, business, or operations of DLT.

5.3     No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of DLT, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations.

5.4     Good Standing.  EEP shall have received certificates of good standing from the appropriate agencies of the British Virgin Islands and PRC certifying that DLT and Dalei are in good standing in such jurisdictions, respectively.

5.5     Other Items.

(a)     EEP shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as EEP may reasonably request.

(b)     Complete and satisfactory due diligence review of DLT by EEP.

(c)     Approval of the Transaction by the DLT Board and the DLT Holders.

(d)     Any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from DLT’s lenders, creditors, vendors and lessors.

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ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF DLT

The obligations of DLT under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

6.1     Accuracy of Representations; Performance.  The representations and warranties made by EEP in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and EEP shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by EEP prior to or at the Closing.  DLT shall have been furnished with a certificate, signed by a duly authorized executive officer of EEP and dated the Closing Date, to the foregoing effect.

6.2     Officer’s Certificate.  DLT shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized executive officer of EEP to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of EEP threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

6.3     No Material Adverse Change.  Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of EEP nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of EEP.

6.4     Good Standing.  DLT shall have received a certificate of good standing from the Secretary of State of the State of Nevada or other appropriate office, dated as of a date within ten days prior to the Closing Date certifying that EEP is in good standing as a corporation in the State of Nevada and has filed all tax returns required to have been filed by it to date and has paid all taxes reported as due thereon.

6.5     Other Items.

(a)     DLT shall have received a stockholder list of EEP containing the name, address, and number of shares held by each EEP stockholder as of the date of Closing certified by an executive officer of EEP as being true, complete, and accurate by EEP transfer agent.

(b)     DLT shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as DLT may reasonably request.

(c)     Complete and satisfactory due diligence review of EEP by DLT.

(d)     Approval of the Transaction by the EEP Board and the stockholders of EEP.

(e)     There shall have been no material adverse changes in EEP, financial or otherwise.

(f)     There shall be no EEP Common Stock Equivalents outstanding as of immediately prior to the Closing.  For purposes of the foregoing, “EEP Common Stock Equivalents” shall mean any subscriptions, warrants, options or other rights or commitments of any character to subscribe for or purchase from EEP, or obligating EEP to issue, any shares of any class of the capital stock of EEP or any securities convertible into or exchangeable for such shares.

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(g)     Any necessary third-party consents shall be obtained prior to Closing, including but not limited to consents necessary from EEP’s lenders, creditors; vendors, and lessors.

ARTICLE VII
TERMINATION

7.1     Termination.

(a)     This Agreement may be terminated by either the DLT Board or the EEP Board at any time prior to the Closing Date if: (i) there shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the exchange contemplated by this Agreement; (ii) any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange; (iii) there shall have been any change after the date of the latest balance sheets of DLT and EEP, respectively, in the assets, properties, business, or financial condition of DLT and EEP, which could have a materially adverse affect on the value of the business of DLT and EEP respectively, except any changes disclosed in the DLT and EEP Schedules, as the case may be, dated as of the date of execution of this Agreement. In the event of termination pursuant to this paragraph (a) of Section 7.1, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated; (iv) the Closing Date shall not have occurred by December 31, 2010; or (v) if EEP shall not have provided responses satisfactory in DLT’s reasonable judgment to DLT’s request for due diligence materials.

(b)     This Agreement may be terminated at any time prior to the Closing by action of the EEP Board if DLT shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of DLT contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to DLT. If this Agreement is terminated pursuant to this paragraph (b) of Section 7.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that DLT shall bear its own costs as well as the costs incurred by EEP in connection with the negotiation, preparation, and execution of this Agreement and qualifying the offer and sale of securities contemplated hereby for exemption from the registration requirements of state and federal securities laws.

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(c)     This Agreement may be terminated at any time prior to the Closing by action of the DLT Board if EEP shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of EEP contained herein shall be inaccurate in any material respect, and, in either case if such failure is reasonably subject to cure, it remains uncured for seven days after notice of such failure is provided to EEP.  If this Agreement is terminated pursuant to this paragraph (c) of Section 7.1, this Agreement shall be of no further force or effect, and no obligation, right, or liability shall arise hereunder, except that EEP shall bear its own costs as well as the costs of DLT incurred in connection with the negotiation, preparation, and execution of this Agreement.

ARTICLE VIII
MISCELLANEOUS

8.1     Governing Law.  This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of Nevada.  Any dispute arising under or in any way related to this Agreement will be submitted to binding arbitration before a single arbitrator by the American Arbitration Association in accordance with the Association’s commercial rules then in effect. The arbitration will be conducted in New York, New York. The decision of the arbitrator will set forth in reasonable detail the basis for the decision and will be binding on the parties. The arbitration award may be confirmed by any court of competent jurisdiction.

8.2     Notices.  Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

8.3     Attorney’s Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys’ fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

8.4     Confidentiality. EEP, on the one hand, and DLT and the DLT Shareholders, on the other hand, will keep confidential all information and materials regarding the other Party designated by such Party as confidential.  The provisions of this Section 5.4 shall not apply to any information which is or shall become part of the public domain through no fault of the Party subject to the obligation from a third party with a right to disclose such information free of obligation of confidentiality. DLT and EEP agree that no public disclosure will be made by either Party of the existence of the Transaction or the letter of intent or any of its terms without first advising the other Party and obtaining its prior written consent to the proposed disclosure, unless such disclosure is required by law, regulation or stock exchange rule.

8.5     Expenses.  Except as otherwise set forth herein, each Party shall bear its own costs and expenses associated with the transactions contemplated by this Agreement.  Without limiting the generality of the foregoing, all costs and expenses incurred by EEP and DLT after the Closing shall be borne by the surviving entity.

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8.6     Schedules; Knowledge.  Each Party is presumed to have full knowledge of all information set forth in the information disclosed and delivered by the other Party pursuant to this Agreement.

8.7     Third Party Beneficiaries.  This Agreement is solely between EEP, DLT and the DLT Shareholders, and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor, or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

8.8     Entire Agreement.  This Agreement represents the entire agreement between the Parties relating to the Transaction. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

8.9     Survival.  The representations and warranties of the respective Parties shall survive the Closing Date and the consummation of the transactions herein contemplated.

8.10   Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  This Agreement may only be amended by a writing signed by all Parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the Party or Parties for whose benefit the provision is intended.

(The rest of this page left intentionally blank.)

17

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly authorized and executed as of the date first above-written.

ECO ENERGY PUMPS, INC. By:_____________________________ Name: John David Palmer Title: President	DLT INTERNATIONAL LIMITED By:_____________________________ Name: Xiuliang Zhang Title: President

DLT SHAREHOLDERS

KME INVESTMENTS GROUP LIMITED

By:_________________________________
Name:
Title:

18

Schedule I

Name	Percentage of	Number of EEP
	DLT Shares	Exchange shares

KME Investments Group Limited	100%	2,267,320 Shares

19

Schedule 2.17

Subsidiaries:

Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd.

20

EXHIBIT 2

DLT INTERNATIONAL LIMITED

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US dollars)

DLT INTERNATIONAL LIMITED
CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM	1

CONSOLIDATED BALANCE SHEET	2 – 3

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE
INCOME	4

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY	5

CONSOLIDATED STATEMENT OF CASH FLOWS	6

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	7 – 19

ALBERT WONG & CO.
CERTIFIED PUBLIC ACCOUNTANTS
7th Floor, Nan Dao Commercial Building
359-361 Queen’s Road Central
Hong Kong
Tel : 2851 7954
Fax: 2545 4086

ALBERT WONG
B.Soc., Sc., ACA., LL.B., CPA(Practising)

The board of directors and shareholders of
DLT International Limited (“the Company”)

Report of Independent Registered Public Accounting Firm

We have audited the accompanying consolidated balance sheet of DLT International Limited as of June 30, 2010, and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company as of June 30, 2010 and the results of its operations and its cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

Hong Kong, China                                                                                           Albert Wong & Co
August 20, 2010                                                                                                Certified Public Accountants

DLT INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEET
AS AT JUNE 30, 2010
(Stated in US Dollars)

		2010
	Note
ASSETS
Current assets
Cash and cash equivalents		$93,764
Trade receivables		1,266,522
Receivable from a related company	5	55,397
Other receivables		57,869
Prepaid expenses		229,520
Inventories		60,864

Total current assets		$1,763,936
Property, plant and equipment, net	4	1,412,208

TOTAL ASSETS		$3,176,144

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Trade payables		$537,470
Advances from customers		58,015
Sale commission payable		241,283
Payables to related parties	5	13,872
Payables to key management	5	33,781
Payable to the ultimate shareholder	7	183,591
Accrued expenses		24,994
VAT payable		312,424
Income taxes payable		77,247

TOTAL LIABILITIES		$1,482,677

Commitments and contingencies		$-

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED

CONSOLIDATED BALANCE SHEET (Continued)
AS AT JUNE 30, 2010
(Stated in US Dollars)

2010

STOCKHOLDERS’ EQUITY
Common stock at $1 par value;
50,000 shares authorized, issued and
outstanding at June 30, 2010	$50,000
Additional paid-in capital	1,408,213
Retained earnings	230,883
Accumulated other comprehensive
income	4,371

$1,693,467

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$3,176,144

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

		For the period from
		March 18, 2010
		(inception) to
		June 30, 2010
	Note
Net revenues		$1,831,512
Cost of net revenues		(903,742)

Gross profit		$927,770

Operating expenses:
Selling		(412,425)
General and administrative		(207,501)

Income before income taxes		$307,844

Income taxes	7	(76,961)

Net income		$230,883

Foreign currency translation adjustment		4,371

Comprehensive income		$235,254

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

				Accumulated
		Additional		other
	Common	paid-in	Retained	comprehensive
	stock	capital	earnings	income	Total

Issuance of common stock	$50,000	$1,408,213	$-	$-	$1,458,213
Net income	-	-	230,883	-	230,883
Foreign currency
translation adjustment	-	-	-	4,371	4,371

Balance, June 30, 2010	$50,000	$1,408,213	$230,883	$4,371	$1,693,467

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

For the period from
March 18, 2010(inception)
to June 30,2010
Cash flows from operating activities
Net income	$230,883

Adjustments to reconcile net income to net
cash provided by operating activities:
Trade receivables	(1,261,827)
Other receivables	(57,840)
Inventories	(60,638)
Prepaid expenses	(228,669)
Sales commission payable	240,389
Trade payables	535,478
Advances from customers	57,800
Accrued expenses	24,901
VAT payables	311,266
Income tax payables	76,961

Net cash used in operating activities	$(131,296)

Cash flows from investing activities
Purchases of property, plant and equipment	$(1,406,974)
Receivable from a related company	(55,191)
Payables to related parties	13,820
Advances from key management	33,656
Payable to the ultimate shareholder	182,911

Net cash used in investing activities	$(1,231,778)

Cash flows from financing activities
Issue of capital	$1,456,491

Net cash provided by financing activities	$1,456,491

Net cash and cash equivalents sourced	$93,417

Effect of foreign currency translation on cash
and cash equivalents	347

Cash and cash equivalents–end of period	$93,764

See accompanying notes to consolidated financial statements

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

DLT International Limited (the “Company”) was incorporated under the laws of the British Virgin Islands on March 18, 2010. The Company was a shell company with no substantial operations or assets.

The Company currently operates through one operating company located in People’s Republic of China (the PRC): Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd (“Dalei”) was incorporated under the laws of the PRC as a limited company on June 3, 2010.

The Company and its subsidiary (hereinafter, collectively referred to as “the Group”) is a motor vehicle inspection technology provider.  The Group engages in the manufacturing and trading of auto inspection and equipments in the PRC.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of accounting

The Group maintains its general ledger and journals with the accrual method of accounting for financial reporting purposes.  The financial statements and notes are representations of management.  Accounting policies adopted by the Group conform to generally accepted accounting principles in the United States of America (“US GAAP”) and have been consistently applied in the presentation of financial statements.

(b)	Principles of consolidation

The consolidated financial statements are presented in US Dollars and include the accounts of the Company and its subsidiary.  All significant inter-company balances and transactions are eliminated in consolidation.

The Company owned its subsidiary soon after its inception and continued to own the equity’s interests through June 30, 2010.  The following table depicts the identity of the subsidiary:

Name of Subsidiary	Place & Date of Incorporation	Equity Interest Attributable to the Company (%)	Registered Capital ($)	Registered Capital (RMB)

Dalei Vehicle Inspecting Technology (Shen Zhen) Co., Ltd (“Dalei”)	PRC/June 3, 2010	100	$730,855	RMB 5,000,000

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Group’s operations are conducted in the PRC. Accordingly, the Group’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Group’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Group’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation.  Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	40 years	Machinery & equipment	8 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(f)	Accounting for the impairment of long-lived assets

The Group periodically evaluates the carrying value of long-lived assets to be held and used, including intangible assets subject to amortization, when events and circumstances warrant such a review, pursuant to the guidelines established in ASC No. 360, “Property, Plant and Equipment”. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair market value of the long-lived asset. Fair market value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair market values are reduced for the cost to dispose.

During the reporting periods, there was no impairment loss.

(g)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Group is the Renminbi (RMB).  The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the consolidated financial statements were as follows:

June 30, 2010
Consolidated balance sheet	RMB 6.80860 to US$1.00
Consolidated statements of income and comprehensive income	RMB 6.83393 to US$1.00

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions.  No representation is made that the RMB amounts could have been, or could be, converted into USD at the rates used in translation.  In addition, the current foreign exchange control policies applicable in PRC also restrict the transfer of assets or dividends outside the PRC.

(h)	Cash and cash equivalents

The Group considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Group maintains bank accounts in the PRC. The Group does not maintain any bank accounts in the United States of America.   The cash located outside the United States is not restricted as to usage.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i)	Accounts receivable

Accounts receivable is recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An allowance for doubtful accounts is maintained for all customers based on a variety of factors, including the length of time the receivables are past due, significant one-time events and historical experience. Bad debts are written off as incurred.  During the reporting years, there were no bad debts.

Outstanding accounts balances are reviewed individually for collectability. The Company do not charge any interest income on trade receivables. Accounts balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. To date, the Company has not charged off any balances as it has yet to exhaust all means of collection.

(j)	Revenue recognition

Revenue represents the invoiced value of goods sold recognized upon the delivery of goods to customers. Revenue is recognized when all of the following criteria are met:
- Persuasive evidence of an arrangement exists;
- Delivery has occurred or services have been rendered;
- The seller’s price to the buyer is fixed or determinable; and
- Collection is reasonably assured.

(k)	Leases

The Group did not have a lease that met the criteria of a capital lease. Leases that do not qualify as a capital lease are classified as an operating lease. Operating lease rental payments included in general and administrative expenses for the period ended June 30, 2010 was $13,736.

(l)	Advertising

The Group expensed all advertising costs as incurred.  Advertising expenses included in the general and administrative expense for the period ended June 30, 2010 was nil.

(m)	Income taxes

The Group accounts for income taxes using an asset and liability approach and allows for recognition of deferred tax benefits in future years.  Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Group is able to realize their benefits, or that future realization is uncertain.

The Group is operating in the PRC, and in accordance with the relevant tax laws and regulations of PRC, the enterprise income tax rate for the period ended June 30, 2010 was 25%.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(n)	Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained within the PRC.  No bank deposit was maintained at June 30, 2010.  The Group has not experienced any losses in such accounts and believes it is not exposed to any risk on its cash in bank accounts.

(o)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners.  Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  The Group’s current component of other comprehensive income is the foreign currency translation adjustment.

(p)	Recently implemented standards

ASC 105, Generally Accepted Accounting Principles (“ASC 105”) (formerly Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles a replacement of FASB Statement No. 162) reorganized by topic existing accounting and reporting guidance issued by the Financial Accounting Standards Board (“FASB”) into a single source of authoritative generally accepted accounting principles (“GAAP”) to be applied by nongovernmental entities. All guidance contained in the Accounting Standards Codification (“ASC”) carries an equal level of authority. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. Accordingly, all other accounting literature will be deemed “non-authoritative”. ASC 105 is effective on a prospective basis for financial statements issued for interim and annual periods ending after September 15, 2009. The Company has implemented the guidance included in ASC 105 as of July 1, 2009. The implementation of this guidance changed the Company’s references to GAAP authoritative guidance but did not impact the Company’s financial position or results of operations.

ASC 855, Subsequent Events (“ASC 855”) (formerly Statement of Financial Accounting Standards No. 165, Subsequent Events) includes guidance that was issued by the FASB in May 2009, and is consistent with current auditing standards in defining a subsequent event. Additionally, the guidance provides for disclosure regarding the existence and timing of a company’s evaluation of its subsequent events. ASC 855 defines two types of subsequent events, “recognized” and “non-recognized”. Recognized subsequent events provide additional evidence about conditions that existed at the date of the balance sheet and are required to be reflected in the financial statements. Non-recognized subsequent events provide evidence about conditions that did not exist at the date of the balance sheet but arose after that date and, therefore; are not required to be reflected in the financial statements. However, certain non-recognized subsequent events may require disclosure to prevent the financial statements from being misleading. This guidance was effective prospectively for interim or annual financial periods ending after June 15, 2009. The Company implemented the guidance included in ASC 855 as of April 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)       Recently implemented standards (Continued)

ASC 805, Business Combinations (“ASC 805”) (formerly included under Statement of Financial Accounting Standards No. 141 (revised 2007), Business Combinations) contains guidance that was issued by the FASB in December 2007. It requires the acquiring entity in a business combination to recognize all assets acquired and liabilities assumed in a transaction at the acquisition-date fair value, with certain exceptions. Additionally, the guidance requires changes to the accounting treatment of acquisition related items, including, among other items, transaction costs, contingent consideration, restructuring costs, indemnification assets and tax benefits. ASC 805 also provides for a substantial number of new disclosure requirements. ASC 805 also contains guidance that was formerly issued as FSP FAS 141(R)-1, Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies which was intended to provide additional guidance clarifying application issues regarding initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. ASC 805 was effective for business combinations initiated on or after the first annual reporting period beginning after December 15, 2008. The Company implemented this guidance effective January 1, 2009. Implementing this guidance did not have an effect on the Company’s financial position or results of operations; however it will likely have an impact on the Company’s accounting for future business combinations, but the effect is dependent upon acquisitions, if any, that are made in the future.

ASC 810, Consolidation (“ASC 810”) includes new guidance issued by the FASB in December 2007 governing the accounting for and reporting of noncontrolling interests (previously referred to as minority interests). This guidance established reporting requirements which include, among other things, that noncontrolling interests be reflected as a separate component of equity, not as a liability. It also requires that the interests of the parent and the noncontrolling interest be clearly identifiable. Additionally, increases and decreases in a parent’s ownership interest that leave control intact shall be reflected as equity transactions, rather than step acquisitions or dilution gains or losses. This guidance also requires changes to the presentation of information in the financial statements and provides for additional disclosure requirements. ASC 810 was effective for fiscal years beginning on or after December 15, 2008. The Company implemented this guidance as of January 1, 2009. The effect of implementing this guidance was not material to the Company’s financial position or results of operations.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)       Recently implemented standards (Continued)

ASC 820, Fair Value Measurements and Disclosures (“ASC 820”) (formerly included under Statement of Financial Accounting Standards No. 157, Fair Value Measurements) includes guidance that was issued by the FASB in September 2006 that created a common definition of fair value to be used throughout generally accepted accounting principles. ASC 820 applies whenever other standards require or permit assets or liabilities to be measured at fair value, with certain exceptions. This guidance established a hierarchy for determining fair value which emphasizes the use of observable market data whenever available. It also required expanded disclosures which include the extent to which assets and liabilities are measured at fair value, the methods and assumptions used to measure fair value and the effect of fair value measures on earnings. ASC 820 also provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. The emphasis of ASC 820 is that fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants, under current market conditions. ASC 820 also further clarifies the guidance to be considered when determining whether or not a transaction is orderly and clarifies the valuation of securities in markets that are not active. This guidance includes information related to a company’s use of judgment, in addition to market information, in certain circumstances to value assets which have inactive markets.

Fair value guidance in ASC 820 was initially effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years for financial assets and liabilities. The effective date of ASC 820 for all non-recurring fair value measurements of nonfinancial assets and nonfinancial liabilities was fiscal years beginning after November 15, 2008. Guidance related to fair value measurements in an inactive market was effective in October 2008 and guidance related to orderly transactions under current market conditions was effective for interim and annual reporting periods ending after June 15, 2009.

The Company applied the provisions of ASC 820 to its financial assets and liabilities upon adoption at January 1, 2008 and adopted the remaining provisions relating to certain nonfinancial assets and liabilities on January 1, 2009. The difference between the carrying amounts and fair values of those financial instruments held upon initial adoption, on January 1, 2008, was recognized as a cumulative effect adjustment to the opening balance of retained earnings and was not material to the Company’s financial position or results of operations. The Company implemented the guidance related to orderly transactions under current market conditions as of April 1, 2009, which also was not material to the Company’s financial position or results of operations.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)       Recently implemented standards (Continued)

In August 2009, the FASB issued ASC Update No. 2009-05, Fair Value Measurements and Disclosures (Topic 820): Measuring Liabilities at Fair Value (“ASC Update No. 2009-05”). This update amends ASC 820, Fair Value Measurements and Disclosures and provides further guidance on measuring the fair value of a liability. The guidance establishes the types of valuation techniques to be used to value a liability when a quoted market price in an active market for the identical liability is not available, such as the use of an identical or similar liability when traded as an asset. The guidance also further clarifies that a quoted price in an active market for the identical liability at the measurement date and the quoted price for the identical liability when traded as an asset in an active market when no adjustments to the quoted price of the asset are required are both Level 1 fair value measurements. If adjustments are required to be applied to the quoted price, it results in a level 2 or 3 fair value measurement. The guidance provided in the update is effective for the first reporting period (including interim periods) beginning after issuance. The Company does not expect that the implementation of ASC Update No. 2009-05 will have a material effect on its financial position or results of operations.

In September 2009, the FASB issued ASC Update No. 2009-12, Fair Value Measurements and Disclosures (Topic 820): Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) (“ASC Update No. 2009-12”). This update sets forth guidance on using the net asset value per share provided by an investee to estimate the fair value of an alternative investment. Specifically, the update permits a reporting entity to measure the fair value of this type of investment on the basis of the net asset value per share of the investment (or its equivalent) if all or substantially all of the underlying investments used in the calculation of the net asset value is consistent with ASC 820. The update also requires additional disclosures by each major category of investment, including, but not limited to, fair value of underlying investments in the major category, significant investment strategies, redemption restrictions, and unfunded commitments related to investments in the major category. The amendments in this update are effective for interim and annual periods ending after December 15, 2009 with early application permitted. The Company does not expect that the implementation of ASC Update No. 2009-12 will have a material effect on its financial position or results of operations.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(o)       Recently implemented standards (Continued)

In June 2009, FASB issued Statement of Financial Accounting Standards No. 167, Amendments to FASB Interpretation No. 46(R) (“Statement No. 167”). Statement No. 167 amends FASB Interpretation No. 46R, Consolidation of Variable Interest Entities an interpretation of ARB No. 51 (“FIN 46R”) to require an analysis to determine whether a company has a controlling financial interest in a variable interest entity. This analysis identifies the primary beneficiary of a variable interest entity as the enterprise that has a) the power to direct the activities of a variable interest entity that most significantly impact the entity’s economic performance and b) the obligation to absorb losses of the entity that could potentially be significant to the variable interest entity or the right to receive benefits from the entity that could potentially be significant to the variable interest entity. The statement requires an ongoing assessment of whether a company is the primary beneficiary of a variable interest entity when the holders of the entity, as a group, lose power, through voting or similar rights, to direct the actions that most significantly affect the entity’s economic performance. This statement also enhances disclosures about a company’s involvement in variable interest entities. Statement No. 167 is effective as of the beginning of the first annual reporting period that begins after November 15, 2009. Although Statement No. 167 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 167 to have a material impact on its financial position or results of operations.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 166, Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140 (“Statement No. 166”). Statement No. 166 revises FASB Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Extinguishment of Liabilities a replacement of FASB Statement 125 (“Statement No. 140”) and requires additional disclosures about transfers of financial assets, including securitization transactions, and any continuing exposure to the risks related to transferred financial assets. It also eliminates the concept of a “qualifying special-purpose entity”, changes the requirements for derecognizing financial assets, and enhances disclosure requirements. Statement No. 166 is effective prospectively, for annual periods beginning after November 15, 2009, and interim and annual periods thereafter. Although Statement No. 166 has not been incorporated into the Codification, in accordance with ASC 105, the standard shall remain authoritative until it is integrated. The Company does not expect the adoption of Statement No. 166 will have a material impact on its financial position or results of operations.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

3. CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

Financial instruments that potentially expose the Group to concentrations of credit risk, consists of cash and accounts receivable as of June 30, 2010. The Group performs ongoing evaluations of its cash position and credit evaluations to ensure sound collections and minimize credit losses exposure.

As of June 30, 2010, all the Group’s bank deposits were conducted with banks in the PRC where there is currently no rule or regulation mandated on obligatory insurance of bank accounts.

For the period ended June 30, 2010, all of the Group’s sales were generated from the PRC. In addition, all accounts receivable as of June 30, 2010 also arose in the PRC.

The maximum amount of loss exposure due to credit risk that the Group would bear if the counter parties of the financial instruments failed to perform represents the carrying amount of each financial asset on the balance sheet.

Normally, the Group does not require collateral from customers or debtors.

For the period ended June 30, 2010, the following customers accounted for 10% or more of the Group’s revenue.

For the period ended
June 30, 2010

Customer A	$411,471
Customer B	287,655
Customer C	212,616
Customer D	210,113
Customer E	200,108
Customer F	200,108

At June 30, 2010, the following customers accounted for 10% or more of the Group’s accounts receivable:

June 30,2010

Customer A	$374,111
Customer B	266,633
Customer C	184,806
Customer D	159,122
Customer E	130,717

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

4. PROPERTY, PLANT AND EQUIPMENT, NET

Details of property, plant and equipment are as follows:

2010
At cost
Buildings	$679,488
Machinery & equipment	732,235
Office equipment	485
Less: accumulated depreciation	-

$1,412,208

Depreciation expense included in the general and administrative expenses for the period ended June 30, 2010 was nil.

5. RELATED PARTY TRANSACTIONS

In the normal course of its business, the Group carried out the following related party transactions during the period ended June 30, 2010.

(a)	Related party receivables and payables

Amounts receivable from and payable to related parties as of June 30, 2010 are summarized as follows:

		June 30,
	Common shareholder	2010

Amount due from a related party:
Shenzhen Dalei Transportation Technology
Co., Ltd	Mr. Zhang Xiuliang	$55,397

Amounts due to related companies:
Shenzhen Dalei Software Technology Co., Ltd	Mr. Zhang Xiuliang	$3,591
Hefei Dalei Technology Co., Ltd	Mr. Zhang Xiuliang	10,281

		$13,872

Balances with related parties represent advances to or loans from the respective related party. These balances were interest free, unsecured and repayable on demand. It was expected that the balances would be received or repaid within one year.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

5. RELATED PARTY TRANSACTIONS

(b)	Payable to key management

June 30,
2010

Amounts due to the key management:
Liu Jun	$23,500
Li Zhengying	10,281

$33,781

Amounts due to the key management are unsecured, interest-free, and repayable on demand.

6. PAYABLE TO THE ULTIMATE SHAREHOLDER

Amount due to the ultimate shareholder, Mr. Zhang Xiuliang, is unsecured, interest-free, and repayable on demand.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of financial assets and liabilities, such as cash and cash equivalents, trade receivables, amount due from a director, other receivables, amount due to a shareholder and other payables, approximate their fair values because of the short maturity of these instruments and market rates of interest.

DLT INTERNATIONAL LIMITED
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
FOR THE PERIOD FROM MARCH 18, 2010 (INCEPTION) TO JUNE 30, 2010
(Stated in US Dollars)

8. INCOME TAXES

The Company

The Company was incorporated in the British Virgin Islands and is not subject to income taxes under the current laws of the British Virgin Islands.

Dalei

The subsidiary, Dalei, being registered in the PRC, is subject to PRC’s Enterprise Income Tax (“EIT”).

PRC EIT rate was 25% for the period ended June 30, 2010.

Income before income tax expenses of $307,844 for the period ended June 30, 2010, was attributed to operations in China. Income tax expense related to China income for the period ended June 30, 2010, was $76,961.

No deferred tax has been provided as there are no material temporary differences arising for the period ended June 30, 2010.

The Company did not have any interest and penalty recognized in the income statements for the period ended June 30, 2010 or balance sheet as of June 30, 2010. The Company did not have uncertainty tax positions or events leading to uncertainty tax position within the next 12 months.

9. SUBSEQUENT EVENTS

The Company has evaluated all other subsequent events through August 20, 2010, the date these consolidated financial statements were issued, and determined that there were no other subsequent events or transactions that require recognition or disclosures in the financial statements.

EXHIBIT 3

ECO ENERGY PUMPS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1

ECO ENERGY PUMPS, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Basis of Presentation

The unaudited pro forma consolidated financial statements of Eco Energy Pumps, Inc. (“Eco”) in the opinion of management include all material adjustments directly attributable to the share exchange contemplated by a share exchange agreement with DLT International Limited (“DLT”) in which DLT stockholders exchanged all of the outstanding shares of DLT for a total of 32,400,003 newly issued shares of Eco’s common stock. As a result of the share exchange, Eco acquired DLT as a wholly-owned subsidiary.

In the unaudited proforma financial statements presented here, DLT is deemed to be the acquirer (accounting acquirer) and Eco is deemed to be the acquiree or target company (accounting acquiree).  Therefore the legal and accounting treatments diverged, with the legal acquiree being the acquirer for financial reporting purposes. The historical financial statements prior to the acquisition are restated to be those of the accounting acquirer.  Historical stockholders' equity of the accounting acquirer prior to the merger is retroactively restated (a recapitalization) for the equivalent number of shares received in the merger after giving effect to any difference in par value of the acquiree's and acquirer's stock with an offset to paid-in capital. Retained earnings (deficiency) of the accounting acquirer are carried forward after the acquisition. Operations prior to the reverse acquisition are those of the accounting acquirer. Earnings per share for periods prior to the reverse acquisition are restated to reflect the number of equivalent shares received by the acquiring company's shareholders.

The statements of operations were prepared as if the above mentioned reverse merger was consummated on August 1, 2008 and the balance sheet was prepared as if it was consummated on July 31, 2010. These pro forma consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the dates indicated and are not necessarily indicative of the results that may be expected in the future.

2

ECO ENERGY PUMPS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 2010

	Eco Energy Pumps, Inc.	DLT International Limited	Pro forma Adjustment	Pro forma Total
Current assets
Cash and cash equivalents	$49	$93,764	$	$93,813
Trade receivables	-	1,266,522		1,266,522
Receivable from a related company	-	55,397		55,397
Other receivables	-	57,869		57,869
Prepaid expenses	-	229,520		229,520
Inventories	-	60,864		60,864

Total current assets	49	1,763,936		1,763,985

Property, plant and equipment, net	-	1,412,208		1,412,208

Total assets	49	3,176,144		3,176,193

Current liabilities
Trade payables	-	537,470		537,470
Advances from customers	-	58,015		58,015
Sale commission payable	-	241,283		241,283
Payables to related parties	8,995	13,872		22,867
Payables to key management	-	33,781		33,781
Payable to the ultimate shareholder	-	183,591		183,591
Accounts payable and accrued liabilities	13,291	24,994		38,285
VAT payable	-	312,424		312,424
Income taxes payable	-	77,247		77,247

Total current liabilities	22,286	1,482,677		1,504,963

Total liabilities	$22,286	$1,482,677	$	$1,504,963

3

ECO ENERGY PUMPS, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JULY 31, 2010

	Eco Energy Pumps, Inc.	DLT International Limited	Pro forma Adjustment		Pro forma Total
Shareholders' Equity
Common Stock, $0.001 par value,
75,000,000 shares authorized,
36,000,000 shares issued and
outstanding	$9,552	$50,000		$(23,552)	$36,000

Additional paid-in capital	4,798	1,408,213		23,552	1,436,563
Retained earnings/(accumulated
deficits)	(36,587)	230,883			194,296
Accumulated other
comprehensive income	-	4,371			4,371

Total shareholders’ equity/(deficits)	(22,237)	1,693,467			1,671,230

Total liabilities and shareholders’
equity	$49	$3,176,144	$		$3,176,193

4

ECO ENERGY PUMPS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JULY 31, 2010

	Eco Energy Pumps, Inc.	DLT International Limited	Pro forma Adjustment	Pro forma Total
Net sales	$-	$1,831,512	$	$1,831,512
Cost of net revenues	-	(903,742)		(903,742)

Gross profit	-	927,770		927,770

Operating expenses
Selling and distribution	-	(412,425)		(412,425)
General and administrative	(13,641)	(207,501)		(221,142)

Income (loss) before income taxes	(13,641)	307,844		294,203

Income taxes	-	(76,961)		(76,961)

Net income (loss)	$(13,641)	$230,883	$	$217,242

Profits per common share
- Basic and diluted				$0.006

Common shares outstanding
- Basic and diluted				36,000,000

5

ECO ENERGY PUMPS, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED JULY 31, 2009

	Eco Energy Pumps, Inc.	DLT International Limited	Pro forma Adjustment	Pro forma Total
Net sales	$-	$-	$	$-
Cost of net revenues	-	-		-

Gross (loss) profit	-	-		-

Operating expenses
Selling and distribution	-	-		-
General and administrative	(14,835)	-		(14,835)

Operating loss	(14,835)	-		(14,835)
Other income	-	-		-

Loss before income tax	(14,835)	-		(14,835)
Income taxes	-	-		-

Net loss	$(14,835)	$-	$	$(14,835)

Loss per common share
- Basic and diluted				$-

Common shares outstanding
- Basic and diluted				36,000,000

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The following adjustments to the unaudited pro forma financial statements are based on the assumption that the share exchange was consummated as of July 31, 2010:

DESCRIPTION	DR	CR
Common stock – Eco Energy Pumps, Inc.	$5,952	$-

Common stock – DLT International Limited	50,000	-

Additional paid in capital	-	55,952

	$55,952	$55,952

To record the elimination of share capital of Eco Energy Pumps, Inc. and DLT International Limited as additional paid in capital.

DESCRIPTION	DR	CR
Additional paid in capital	$32,400	$-

Common Stock (32,400,003 x $0.001)	-	32,400

	$32,400	$32,400

To record 32,400,003 shares of Common Stock issued pursuant to share exchange agreement between Eco Energy Pumps, Inc. and DLT International Limited.

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